SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: August 16, 1999


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


 United States                      333-32591                    58-1897792
(State or other                    (Commission                  (IRS Employer
 jurisdiction                       File No.)                Identification No.)
of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                       30144
   (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.

                     The registrant distributed the Certificateholders Statement
                     for  the   month  of  July  1999  to  the   Series   1997-2
                     Certificateholders on August 16, 1999.

                     The registrant distributed the Certificateholders Statement
                     for  the   month  of  July  1999  to  the   Series   1998-1
                     Certificateholders on August 16, 1999.

       Item 7(c).           Exhibits.

                    The  following  is filed as an exhibit to this report  under
                    Exhibit 28:

          99.1 Series 1997-2 Certificateholders Statement for the month of July 1999.

          99.2 Series 1998-1 Certificateholders Statement for the month of July 1999.






                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FNANB CREDIT CARD
                                      MASTER TRUST


                                      By:       FIRST NORTH AMERICAN
                                                NATIONAL BANK, as
                                                Transferor and Servicer


                                      By:
                                                Michael T. Chalifoux
                                                Chairman of the Board





Date:      August 16, 1999

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST











                                INDEX TO EXHIBITS



        Exhibit
         Number                        Exhibit


          99.1 Series 1997-2 Certificateholders Statement for the month of July 1999.


          99.2 Series 1998-1 Certificateholders Statement for the month of July 1999.